Exhibit 10.1

EXECUTION VERSION

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 28, 2011, is among ALLIED MOTION TECHNOLOGIES INC., a Colorado corporation (the “US Borrower”), ALLIED MOTION TECHNOLOGIES B.V., a Dutch Closed Company with Limited Liability (the “EUR Borrower,” and together with the US Borrower, the “Borrowers”), the Lenders under the Credit Agreement (as defined below), JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent (in such capacity, the “Administrative Agent”) under the Credit Agreement, and J.P. MORGAN EUROPE LIMITED, as EUR Agent (the “EUR Agent,” and together with the Administrative Agent, the “Agents”) under the Credit Agreement.  Capitalized terms used and not otherwise defined in this Amendment shall have the same meanings in this Amendment as set forth in the Credit Agreement.

RECITALS

A.                                   The Borrowers, the Lenders, the Administrative Agent and the EUR Agent are parties to that certain Credit Agreement, dated as of May 7, 2007, as amended by that certain Waiver and First Amendment to Credit Agreement, dated as of August 3, 2009, that certain Second Amendment to Credit Agreement, dated as of July 30, 2010, and that certain Third Amendment to Credit Agreement, dated as of October 26, 2010 (as so amended, the “Credit Agreement”).

B.                                     Pursuant to that certain Share Purchase Agreement dated December 16, 2010 (the “Share Purchase Agreement”), between Östergrens Holding AB, a limited liability company incorporated under the laws of Sweden, and EUR Borrower, EUR Borrower acquired 100% of the Equity Interests of Östergrens Elmotor AB, a limited liability company incorporated under the laws of Sweden (“Östergrens”), a wholly owned subsidiary of Östergrens Holdings AB, effective as of the Closing Date as defined in the Share Purchase Agreement (such transaction, the “Specified Acquisition”).

C.                                     The Lenders and the Agents consented to the Specified Acquisition pursuant to and subject to the terms of that certain Consent to Credit Agreement dated as of December 16, 2010 (the “Consent”).

D.                                    The Parties desire to amend the Credit Agreement to reflect certain changes related to the Specified Acquisition.

AGREEMENT

IN CONSIDERATION of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agents agree as follows:

1.                                       Amendments to Credit Agreement.  Effective as of the Effective Date (as defined below), except as otherwise provided herein, and upon the terms and subject to the conditions set forth in this Amendment, the Credit Agreement is hereby amended as follows:

A.                                   Section 1.01 of the Credit Agreement is hereby amended as follows:

1.                                       A new definition of “Fourth Amendment” is added as follows:

“Fourth Amendment” means that certain Fourth Amendment to Credit Agreement, dated as of March 28, 2011.

2.                                       The definition of “Indebtedness” is amended by adding the following sentence at the end thereof:

The Indebtedness of the Loan Parties shall exclude the Purchase Price (as defined in the Share Purchase Agreement) payable under clauses (d) and (e) of Section 4.1.2 of such Share Purchase Agreement.

3.                                       The definition of “Obligations” is deleted in its entirety and substituted therefor is the following:

“Obligations” means all Loans, advances, debts, liabilities, obligations, covenants and duties owing by (i) any Loan Party to any of the Secured Parties of any kind or nature arising under this Agreement, any Collateral Document, any Swap Agreement (to the extent such Swap Agreement is with a Lender or any Affiliate of any Lender and is permitted under Section 6.05), any cash management agreement between any Loan Party and any Lender (or an Affiliate of a Lender) or any other Loan Document, whether or not evidenced by any note, guaranty or other instrument, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification, or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising (including interest, fees and other monetary obligations that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any bankruptcy, insolvency, receivership or similar law now or hereafter in effect naming such Person as the debtor in such proceeding, regardless of whether such interest, fees or other monetary obligations are allowed claims in such proceeding, and payments for early termination of Swap Agreements (to the extent such Swap Agreements are with a Lender or Affiliate of any Lender and are permitted under Section 6.05), fees, expenses, indemnification or otherwise) and however acquired and (ii) Östergrens (Changzhou) Elmotor Co., Ltd. and Östergrens (Changzhou) Trading Co., Ltd. to JPMorgan Chase Bank (China) Company Limited, Shanghai Branch of any kind or nature arising under the RMB Facility (as defined in Section 6.01(i)).  The term includes, without limitation, all interest, charges, expenses, fees, and reasonable attorneys’ fees and disbursements, and any other sum chargeable to any Loan Party under this Agreement or any other Loan Document, or to Östergrens (Changzhou) Elmotor Co., Ltd. or Östergrens (Changzhou) Trading Co., Ltd. under the RMB Facility.

B.                                     Section 6.01 of the Credit Agreement is amended as follows:

(i) Clause (g) thereof is deleted in its entirety and substituted therefor is the following:

(g) Indebtedness in respect of netting services and overdraft protections of (x) Östergrens Elmotor AB, in connection with deposit accounts in favor of SwedBank (Sweden), not in excess of SEK 2,100,000 at any one time outstanding, and (y) Premotec, in connection with deposit accounts in favor of Fortis Bank, not in excess of 300,000 euros.  To the extent the Indebtedness permitted by this Section 6.01(g) is otherwise permitted under the Credit Agreement, it shall be without duplication.

(ii) The phrase “$1,000,000” in clause (h) thereof is deleted and substituted therefor is the phrase “$500,000”;

(iii) The following new clauses (i) and (j) are added at the end thereof:

(i)  Östergrens (Changzhou) Elmotor Co., Ltd. and Östergrens (Changzhou) Trading Co., Ltd. shall be permitted to incur (i) a RMB denominated working capital loan facility (the “RMB Facility”); provided that (w) the sole lender with respect to the RMB Facility shall be JPMorgan Chase Bank (China) Company Limited, Shanghai Branch (“JPMCB Shanghai”), (x) the RMB Facility shall be guaranteed by the US Borrower, and (y) the documents evidencing the RMB Facility shall contain such other terms and conditions as the Administrative Agent and JPMCB Shanghai shall require; provided further that this provision does not constitute a commitment by JPMCB Shanghai, any Agent or any Lender to provide the RMB Facility or any other financing, and (ii) Indebtedness from the EUR Borrower described in the proviso set forth in Section 6.04(h).  All principal of, interest on and other amounts owing from time to under the RMB Facility shall be Obligations, shall be cross collateralized with and shall be cross defaulted to the other Obligations, to the same extent as the Obligations relating to the EUR Loans; and

(j)  Indebtedness of any subsidiary of either the EUR Borrower or the US Borrower, subject to the terms of Section 6.04(h).

C.                                     Section 6.02 of the Credit Agreement is amended as follows:

(i)  The phrase “permitted by 6.01(h)” in clause (e) thereof is deleted and substituted therefor is the phrase “permitted by 6.01(g)”;

(ii)  By adding the following new clauses (f) and (g) at the end thereof:

(f)  any Liens in favor of JPMCB Shanghai to secure the RMB Facility; and

(g)  Liens on accounts and inventory of Östergrens Elmotor AB to secure Indebtedness, not in excess of SEK 2,100,000 at any one time outstanding, in favor of SwedBank (Sweden) that is permitted by 6.01(g).

D.                                    Section 6.04 of the Credit Agreement is amended by adding the following new clause (h) at the end thereof:

(h)                                 investments, loans or advances by (i) the EUR Borrower in or to any of its subsidiaries that are not EUR Facility Guarantors, and (ii) the US Borrower in or to any of its Subsidiaries that are not US Facility Guarantors; provided that the aggregate amount of all such Investments under this clause (h) (including without limitation any loans or advances) outstanding at any one time in or to the subsidiaries of the EUR Borrower that are not EUR Facility Guarantors or of the US Borrower that are not US Facility Guarantors, in total, shall not exceed $1,150,000 prior to the closing of the RMB Facility and $1,000,000 upon and after closing of the RMB Facility.

E.                                      Section 6.14(c)(i) of the Credit Agreement is amended by replacing the phrase “85% of Consolidated Tangible Net Worth as of the Third Amendment Effective Date” with the phrase “85% of Consolidated Tangible Net Worth based on US Borrower’s audited financial statements for the period ended December 31, 2010”.  The amendment provided by this Section 1(E) shall, subject to the satisfaction of the conditions set forth in Section 3(a)-(c) of this Amendment, be effective as of December 31, 2010.

F.                                      Schedule 3.01 of the Credit Agreement is hereby deleted in its entirety, and substituted therefor is Schedule 3.01 attached to this Amendment.

2.                                       Other Agreements.

(a)                                  The Borrowers, Lenders and Agents agree that all of the Loan Documents are hereby amended to reflect the amendments set forth herein and that no further amendments to any Loan Documents are required to reflect the foregoing.

(b)                                  All references in any document to “Credit Agreement” or any “Loan Document” shall refer to the Credit Agreement or any such Loan Document, as amended pursuant to this Amendment.

3.                                       Conditions Precedent.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions (the date that all such conditions are satisfied, the “Effective Date”):

(a)                                  The Agents shall have received:

(i)                                     from each party hereto a counterpart of this Amendment signed on behalf of such party;

(ii)                                  the documentation required by Section 5 hereto;

(iii)                               each item set forth on the Closing Documents Checklist attached hereto as Exhibit A (the “Closing Documents Checklist”), other than post-closing deliveries;

(iv)                              all other definitive documents and instruments evidencing or relating to the Specified Acquisition (including without limitation any letters of intent, purchase agreements and all related transfer documents), which shall be in form and substance satisfactory to the Agents and the Lenders (together with the executed version of the Share Purchase Agreement, the “Acquisition Documents”); and

(v)                                 such other documents, certificates and instruments as the Agents or any Lender or its counsel may have reasonably requested, such documents, certificates and instruments to be satisfactory to the Agents, the Lenders and their counsel in all respects in their sole discretion.

(b)                                  All governmental and third party approvals necessary or, in the discretion of the Lenders, advisable in connection with the financing contemplated hereby and the continuing operations of the Borrower and its Subsidiaries shall have been obtained and be in full force and effect.

(c)                                  The Agents and the Lenders shall have received all fees and other amounts due and payable on or prior to the Effective Date, including to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including, without limitation, reasonable fees, disbursements and other charges of counsel) required to be reimbursed or paid by the Borrowers or any other Loan Party hereunder or under any separate agreements.

4.                                       Representations, Warranties and Covenants.  The Borrowers hereby certify to the Lenders that as of the date of this Amendment and as of the Effective Date (after giving effect to this Amendment, the Specified Acquisition and the transactions contemplated hereby and thereby) all of the Borrowers’ representations and warranties contained in the Credit Agreement and each of the Loan Documents are true, accurate and complete, and no “Default” or “Event of Default” exists under (and as defined in) the Credit Agreement or any of the Loan Documents.  Without limiting the generality of the foregoing, each Borrower represents and warrants that (i) the execution and delivery of this Amendment has been authorized by all necessary action on the part of such Borrower, (ii) the person executing this Amendment on behalf of such Borrower is duly authorized to do so, and (iii) this Amendment constitutes the legal, valid, binding and enforceable obligation of such Borrower, enforceable against such Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.  The Borrowers acknowledge that, pursuant to Section 5.09(b) of the Credit Agreement, the Lenders have the right to require the owner of each new Subsidiary acquired in connection with the Specified Acquisition to pledge their Equity Interests in such Subsidiaries, and to require each such Subsidiary to guaranty some or all portions of the Obligations and grant security interests in all of their assets to secure some or all portions of the Obligations, in each case as provided in such Section 5.09(b).  The fact that the Lenders did not require such pledges, guarantees or security interests at this time does not release, affect or mitigate the Borrowers’ obligations under Section 5.09, including without limitation Section 5.09(e) and (f) as amended, and each Borrower agrees that it will take any and all actions required by Section 5.09 as requested by any Agent, regardless of when any such Agent makes any such request.  Pursuant to Section 3 of the Consent, Borrowers agreed to take certain actions required by Section 5.09 of the Credit Agreement within 60 days of the closing of the Specified Acquisition.  The parties hereby agree to extend the 60 day period for fulfillment of such obligations until the date of the closing of this Amendment.  This extension shall be subject in all respects to the satisfaction of the conditions set forth in Section 3(a)-(c) of this Amendment and the actual execution and delivery of this Amendment.  Upon satisfaction of such conditions, the extension shall be effective as of February 28, 2011.  Notwithstanding any of the foregoing and the requirements of Section 3 of the Consent and Section 5.09 of the Credit Agreement, (1) Östergrens shall not be required to grant a security interest in its assets or pledge the equity interests held by it of (a) Östergrens Elmotor GmbH, (b) Östergrens Elmotor, Ltd., (c) Östergrens (Changzhou) Elmotor Co., Ltd. (d) Östergrens (Changzhou) Trading Co., Ltd., or (e) to the extent a holding company is created by Östergrens, Premotec, EUR Borrower or US Borrower for the express purpose of holding the stock of Östergrens (Changzhou) Elmotor Co., Ltd. and Östergrens (Changzhou) Trading Co., Ltd., such holding company (and Östergrens shall be permitted to contribute or assign Östergrens (Changzhou) Elmotor Co., Ltd. and Östergrens (Changzhou) Trading Co., Ltd. to such holding company); (2) the aforementioned Subsidiaries of Östergrens shall not be required to guaranty the Obligations or to grant security interests in any of their respective assets; and (3) no opinions relating to the Specified Acquisition shall be required except as provided in Section 5 hereto.  The Borrowers hereby certify that, effective as of the closing of the Specified Acquisition, (x) all existing credit facilities provided to, or guarantees provided from, Östergrens and its Subsidiaries were terminated and all loans and other amounts owing thereunder were paid in full (other than the SEK facility described in Section 1C above), and the Administrative Agent has received evidence satisfactory to it of the foregoing, and (y) the EUR Borrower has delivered to the Administrative Agent final, signed Acquisition Documents.

5.                                       First Amendment to Pledge Agreement; Swedish Legal Opinion; Joinder to EUR Guaranty.  Concurrent with the execution of this Amendment, Borrowers shall and shall cause Östergrens to (i) execute and deliver to the Administrative Agent the First Amendment to Pledge Agreement dated as of the same date hereof, in form and substance satisfactory to Administrative Agent, (ii) deliver to the Administrative Agent certified copies of all governing and authorizing documents of Östergrens referred to in the Closing Documents Checklist (and by execution hereof by Administrative Agent, Administrative Agent acknowledges receipt and sufficiency of the same), and (iii) execute and deliver a Joinder to the EUR Guaranty by Östergrens, in form and substance satisfactory to Administrative Agent.  Within sixty (60) days following the execution of this Amendment, Östergrens shall deliver to the Administrative Agent a legal opinion under Swedish law relating to the Joinder to the EUR Guaranty to be delivered pursuant to the preceding sentence, in form and substance satisfactory to the Administrative Agent

6.                                       Additional Representations, Warranties and Covenants.  Borrowers hereby certify to the Lenders that, as of the date of closing of the Specified Acquisition, (i) the execution and delivery of the Acquisition Documents by any Borrower party thereto were authorized by all necessary action on the part of such Borrower, (ii) the person executing the Acquisition Documents on behalf of such Borrower was duly authorized to do so, (iii) each of the Acquisition Documents to which any Borrower is a party constitutes the legal, valid, binding and enforceable obligation of such Borrower, enforceable against such Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and (iv) no breach or default by EUR Borrower or, to Borrowers’ knowledge, Östergrens Holdings, has occurred under the terms of any Acquisition Document.

7.                                       Additional Documents.  Borrowers shall execute and deliver, and shall cause to be executed and delivered, to the Agents or the Lenders at any time and from time to time such documents and instruments, including without limitation additional amendments to the Credit Agreement and the Loan Documents, as the Agents or the Lenders may reasonably request to confirm and carry out the transactions contemplated hereby or by any other Loan Documents executed in connection herewith.

8.                                       Continuation of the Credit Agreement and Loan Documents.  Except as specified in this Amendment, the provisions of the Credit Agreement and the Loan Documents shall remain in full force and effect, and if there is a conflict between the terms of this Amendment and those of the Credit Agreement or the Loan Documents, the terms of this Amendment shall control.  This Amendment is a Loan Document.

9.                                       Ratification and Reaffirmation of Obligations by Borrower.  Each Borrower hereby (a) ratifies and confirms all of its Obligations under the Credit Agreement and each of the other Loan Documents, and acknowledges and agrees that such Obligations remain in full force and effect, and (b) ratifies, reaffirms and reapproves in favor of the Agents and each Lender, as applicable, the terms and provisions of the Credit Agreement and each of the other Loan Documents, including (without limitation), its pledges and other grants of Liens and security interests pursuant to the Collateral Documents.

10.                                 Release and Indemnification.

(a)                                  Each Borrower and each Guarantor hereby fully, finally, and forever releases and discharges the Agents and each Lender, and their respective successors, assigns, directors, officers, employees, agents and representatives, from any and all causes of action, claims, debts, demands and liabilities, of whatever kind or nature, in law or equity, of any Borrower or any Guarantor, whether now known or unknown to any Borrower or any Guarantor in respect of (a) the Obligations under the Credit Agreement and each of the other Loan Documents or (b) the actions or omissions of any Agent or any Lender in any manner related to the Obligations under the Credit Agreement and each of the other Loan Documents; provided that this Section shall only apply to and be effective with respect to events or circumstances existing or occurring prior to and including the date of this Amendment.

(b)                                  Without limiting Section 9.03 of the Credit Agreement, each Borrower and each Guarantor hereby agrees to indemnify, defend, and hold harmless each and all of the Agents and Lenders (each an “Indemnified Party” and collectively the “Indemnified Parties”) from and against any and all accounts, covenants, agreements, obligations, claims, debts, liabilities, offsets, demands, costs, expenses, actions or causes of action of every nature, character and description, whether arising at law or equity or under statute, regulation or otherwise, and whether liquidated or unliquidated, contingent or noncontingent, known or unknown, suspected or unsuspected (“Claims”), arising from or made under any legal theory, which any of Indemnified Parties may incur as a direct or indirect consequence of or in relation to any acts or omissions of any Borrower or any Guarantor arising from or relating to any of: (i) the Loan Documents; (ii) this Amendment; or (iii) any documents executed by any Borrower or any Guarantor in connection with this Amendment.  Should any Indemnified Party incur any such Claims, or defense of or response to any Claims or demand related thereto, the amount thereof, including costs, expenses and attorneys’ fees, shall be added to the amounts due under the Loan Documents, and shall be secured by any and all liens created under and pursuant to the Loan Documents.  This indemnity shall survive until the Obligations have been indefeasibly paid in full and the termination, release or discharge of any Borrower and any Guarantor.  To the extent permissible under applicable law, this indemnity shall not limit any other rights of indemnification, subrogation or assignment, whether explicit, implied, legal or equitable, that any Indemnified Party may have; provided that no Indemnified Party shall have the right to indemnification to the extent that a Claim arises out of the Indemnified Party’s gross negligence or willful misconduct.

11.                                 Miscellaneous.

(a)                                  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF COLORADO, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their successors and permissible assigns.

(b)                                  All representations and warranties made in this Amendment, the Credit Agreement or any Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other related Loan Documents, and no investigation by the Agents or any Lender or any closing shall affect the representations and warranties or the right of the Agents or any Lender to rely upon them.

(c)                                  This Amendment and all documents to be executed and delivered hereunder may be delivered in the form of a facsimile copy, subsequently confirmed by delivery of the originally executed document.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(d)                                  This Amendment, the Credit Agreement, the other Loan Documents, and all other instruments, documents and agreements executed and delivered in connection with this Amendment, the Credit Agreement and the other Loan Documents, embody the final, entire agreement among the parties hereto with respect to the subject matter hereof.  There are no oral agreements among the parties hereto.  This Amendment may not be amended or modified orally, but only by a written agreement meeting the requirements of Section 9.02 of the Credit Agreement.

(e)                                  The section headings herein are for convenience only and shall not affect the construction hereof.

(f)                                    Other than as expressly stated herein, this Amendment and the amendments set forth herein do not constitute a waiver by Lenders and Agents of Borrower’s or any other Loan Party’s compliance with any covenants, or a waiver of any Defaults or Events of Default, under the Credit Agreement or any of the Loan Documents, and shall not entitle the Borrowers or any other Loan Party to any similar or other amendments in the future.  Without limiting the foregoing, except as specifically set forth herein, Lenders and Agents continue to reserve all rights and remedies available to Lenders and Agent under the Credit Agreement and the Loan Documents, under law (including without limitation Article 9 of the Uniform Commercial Code) and at equity.

(g)                                 In case any provision of or obligation under this Amendment shall be held by any court of competent jurisdiction to be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the Borrowers, the Lenders and the Agents have executed this Fourth Amendment to Credit Agreement as of the date first above written.

ALLIED MOTION TECHNOLOGIES INC., as US Borrower

By:
Name:
Title:

ALLIED MOTION TECHNOLOGIES B.V., as EUR Borrower

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By:
Karen Lowe
Senior Vice President

J.P. MORGAN EUROPE LIMITED, as EUR Agent

By:
Name:
Title:

[Signature Page to Fourth Amendment to Credit Agreement]

ACKNOWLEDGMENT AND CONSENT BY GUARANTORS:

Each of the undersigned hereby (i) acknowledges the accuracy of the Recitals in the foregoing Amendment, (ii) consents to the modification of the Credit Agreement and the other Loan Documents and to all other matters in the foregoing Amendment, (iii) reaffirms the respective Guaranty Agreement executed by the undersigned and any other agreements, documents and instruments securing or otherwise related thereto (collectively, the “Guarantor Documents”), (iv) acknowledges that the Guarantor Documents continue in full force and effect, remain unchanged (except as specifically modified by the Amendment), are valid, binding and enforceable in accordance with their respective terms and guaranty or secure, as the case may be, the Obligations under the Credit Agreement as increased or otherwise changed pursuant to the Amendment , (v) agrees that all references, if any, in the Guarantor Documents to the Credit Agreement and the other Loan Documents are modified to refer to those documents as modified by the Amendment, and (vi) agrees to be bound by the release of the Agents and the Lenders as set forth in the Amendment.  The undersigned Guarantors hereby certify to the Lenders that, as of the date of the Amendment and as of the Effective Date (after giving effect to the Amendment), all of the Guarantors’ representations and warranties contained in each of the Loan Documents are true, accurate and complete, and no “Default” or “Event of Default” exists under (and as defined in) the Credit Agreement or any of the Loan Documents.  Without limiting the generality of the foregoing, each Guarantor represents and warrants that (i) the execution and delivery of this Acknowledgement and Consent by Guarantors has been authorized by all necessary action on the part of such Guarantor, (ii) the person executing this Acknowledgement and Consent by Guarantors on behalf of such Guarantor is duly authorized to do so, and (iii) this Acknowledgement and Consent by Guarantors constitutes the legal, valid, binding and enforceable obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.  All capitalized terms above not otherwise defined have the meanings given them in the foregoing Consent and Amendment.

ALLIED MOTION CONTROL CORPORATION

By:
Name:
Title:

COMPUTER OPTICAL PRODUCTS, INC.

By:
Name:
Title:

[Signature Page to Fourth Amendment to Credit Agreement]

EMOTEQ CORPORATION

By:
Name:
Title:

MOTOR PRODUCTS CORPORATION

By:
Name:
Title:

AMOT I, INC.

By:
Name:
Title:

AMOT II, INC.

By:
Name:
Title:

AMOT III, INC.

By:
Name:
Title:

STATURE ELECTRIC, INC.

By:
Name:
Title:

[Signature Page to Fourth Amendment to Credit Agreement]

PRECISION MOTOR TECHNOLOGY B.V.

By:
Name:
Title:

ÖSTERGRENS ELMOTOR AB

By:
Name:
Title:

[Signature Page to Fourth Amendment to Credit Agreement]

SCHEDULE 3.01

SUBSIDIARIES

[See attached]

EXHIBIT A

CLOSING DOCUMENTS CHECKLIST

[See attached]